                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 12, 2002
                                  -------------

                        PACIFICHEALTH LABORATORIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      000-23495               22-3367588
----------------------------           ---------            ------------------
(State or other jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)


  1480 Route 9 North, Suite 204, Woodbridge, New Jersey           07095
  -----------------------------------------------------        ----------
       (Address of principal executive offices)                (Zip Code)


         Registrant's telephone number, including area code 732/636-6141



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of PacificHealth Laboratories, Inc. under the Securities Act of 1933.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         All exhibits are furnished pursuant to Item 9.

         Exhibit
         Number        Exhibit
         -------       -------

         99(a) Certification of Robert Portman, Chief Executive Officer of PacificHealth Laboratories, Inc., dated August 12, 2002, pursuant to 18 U.S.C. Section 1350.

         99(b) Certification of Stephen P. Kuchen, Chief Financial Officer of PacificHealth Laboratories, Inc., dated August 12, 2002, pursuant to 18 U.S.C. Section 1350.

ITEM 9.  REGULATION FD DISCLOSURE

         On August 12, 2002, Robert Portman, Chief Executive Officer of PacificHealth Laboratories, Inc. (the "Corporation") and Stephen P. Kuchen, Chief Financial Officer of the Corporation, each furnished to the Securities and Exchange Commission personal certifications pursuant to 18 U.S.C. Section 1350. Copies of the certifications are included in this Form 8-K as Exhibits 99(a) and 99(b)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        PacificHealth Laboratories, Inc.


Date 08/14/02                       By:  /s/ Stephen P. Kuchen
                                    ------------------------------------------
                                    Stephen P. Kuchen, Chief Financial Officer